EXHIBIT 99.2
Marshall & Ilsley Corporation Gold Banc Corporation November 10, 2005 merges with

Forward Looking Statement This presentation contains forward-looking statements about the future financial results of Marshall & Ilsley Corporation and the combined company which are within the safe harbor provisions for forward looking statements contained in the Private Securities Litigation Reform Act of 1995. Such statements are subject to important factors which could cause actual results to differ materially from those anticipated by such forward^looking statements. These forward^looking statements include statements with respect to the expected timing, completion and effects of the proposed Merger and the financial condition, results of operations, plans, objectives, future performance and business of M&I and the combined company, including statements preceded by, followed by or that include the words "believes," "expects," "anticipates" or similar expressions. These forward-looking statements involve certain risks and uncertainties. There are a number of important factors which could cause M&I's and the combined company actual results to differ materially from those anticipated by the forward-looking statements. These factors include, but are not limited to: (1) competitive pressures among depository institutions increasing significantly; (2) changes in the interest rate environment reducing interest margins; (3) prepayment activity, loan sale volumes, charge-offs and loan loss provisions; (4) general economic conditions, either nationally or in the states in which M&I and Gold Banc do business, become less favorable than expected; (5) expected synergies and cost savings are not achieved or achieved at a slower pace than expected; (6) integration problems or delays; (7) legislative or regulatory changes which adversely affect the businesses in which M&I and Gold Banc are engaged; (8) changes in the securities markets; (9) the economic impact of terrorist attacks and similar or related events; (10) receipt of regulatory approvals without unexpected delays or conditions; (11) changes in the securities markets; (12) retention of customers and critical employees; (13) unanticipated changes in laws, regulations, or other industry standards affecting M&I/Gold Banc's businesses; and (14) those referenced in M&I's Annual Report on Form 10 K for the year ended December 31, 2004, under the heading "Forward- Looking Statements." Further information on other factors which could affect the financial results of M&I and the combined company after the merger are included in M&I's filings with the Securities and Exchange Commission. M&I and Gold Banc intend to file a registration statement on Form S-4, which will include a proxy statement/prospectus and other relevant materials in connection with the proposed merger transaction involving M&I and Gold Banc. INVESTORS AND SECURITY HOLDERS ARE URGED TO READTHIS FILING WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC when they become available at the SEC's website at http://www.sec.gov. In addition, investors and security holders may obtain free copies of documents filed with the SEC by Gold Banc at Gold Banc's website at http://www.goldbanc.com or by contacting Gold Banc investor relations via telephone at 913-451-8050. Investors and security holders may obtain free copies of the documents filed with the SEC by M&I at M&I's website at http://www.micorp.com, Investor Relations, or by contacting M&I investor relations via telephone at 414-765-7834. M&I, Gold Banc and their respective directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of Gold Banc in connection with the merger transaction. Information regarding directors and executive officers of M&I and Gold Banc and their respective interests in the proposed transaction will be available in the proxy/statement prospectus of M&I and Gold Banc described above and other relevant materials to be filed with the SEC.

Strategic Rationale Opportunity to expand in two growth markets Kansas City West coast of Florida Ability to expand product offerings Commercial Banking Retail Banking Wealth Management Credit discipline aligned with M&I Strong customer relationship focus Continues earnings diversification strategy

Transaction Terms Price per share $18.50 Premium to market (11/8/05 close) 24% Total value approximately $700 mil Components Stock 85% / Cash 15% Caps and collars Fixed value of $18.50 per Gold share if M&I stock trades between $36.40 and $49.24 (shares: max 16.4M; min 12.1M) Fixed exchange ratio if M&I stock above $49.24 or below $36.40 Walk-away right for Gold if M&I stock falls below $32.11 at closing, subject to M&I right to increase stock consideration

Transaction Assumptions Cost savings estimate 20% Achieved 40% in 2006, 90% in 2007, 100% in 2008 Transaction costs estimate $40 mil Internal rate of return expected 15+% Approximately $.01 per quarter dilution in 2006 Expected to be accretive to earnings in 2007

Gold Banc Metro Kansas City Branches Pittsburg (120 miles south) Gold Banc Gold Banc & M&I Florida Branches Bonita Springs Naples Sarasota Murdock Tampa Ruskin St. Joseph (35 Miles north) Tulsa (210 miles south) Branch Locations

Continues Earnings Diversification Strategy Pro forma with Gold 2000 2003 2005 Wis Banking 0.54 0.62 0.42 Non-Wis Bank 0.34 0.288 0.18 0.016 0.04 Metavante 0.12 0.09 0.17 WM 0.07 Natl Consumer 0.056 Correspondent 0.038 Wealth Management National Consumer Wisconsin Banking Metavante Correspondent 2001 2000 2003 2005 Wis Banking 0.54 0.62 0.73 Non-Wis Bank 0.34 0.288 0.03 Metavante 0.12 0.09 0.12 WM 0.06 Natl Consumer 0.04 Correspondent 0.02 Non-Wisconsin Banking Wealth Management National Consumer Wisconsin Banking Metavante Correspondent 2000 2003 2005 Wis Banking 0.54 0.62 0.525 Non-Wis Bank 0.34 0.288 0.1619 Metavante 0.12 0.09 0.14 WM 0.064 Natl Consumer 0.0651 Correspondent 0.0351 Non-Wisconsin Banking (AZ, MN, StL) Wealth Management National Consumer Wisconsin Banking Metavante Correspondent 2004 Kansas City Florida Non-Wisconsin Banking (AZ, MN, StL)

Financial Comparison M&I Gold Assets $45 B $4.1 B Loans 33 B 3.0 B Deposits 27 B 3.0 B Equity 4.5 B 0.3 B Net Income: YTD 2005 542 M 38 M(a,b) 2004 627 M 19 M ROA (3rd Qtr 2005) 1.67% .49%(b) ROE (3rd Qtr 2005) 16.6% 7.1%(b) Employees (Total) 13,800 720 Market Cap (11/8/05) $10.2 B $0.6 B (a) Includes proceeds from the sale of 7 Oklahoma branches on 6/17/2005 for approximately $22.1 million after tax. (b) Includes impact of Gold-reported unusual items of -$3.1 million to 3rd Qtr, 2005 GAAP net income of $5.0 million.

Pro forma Capital 3/31/2006 Estimates M&I Pro forma Standalone M&I w/ Gold Tangible Equity / Assets 5.91% 5.72% Tier 1 Leverage ratio 7.42% 7.29% Tier 1 Risk-based ratio 8.18% 8.06% Total Risk-based ratio 12.21% 11.91% M&I Book Value per Share $20.62 $21.85

Deposits & Geographic Distribution Bank-issued Deposits (9/30/05) M&I Gold Banc $B mix $M mix DDA $5.2 26% $305 12% NOW / MMDA / Savings 10.1 50 922 35 CD's < $100,000 3.2 16 880 33 CD's > $100,000 1.6 8 538 20 $20.1 100% $2,645 100% # of branches 257 31 Wisconsin 194 -- Minnesota 14 -- Arizona 38 -- St. Louis 8 -- Kansas City -- 13 Other Kansas / Missouri -- 4 Florida(a) 2 11 Tulsa, OK -- 3 Las Vegas 1 -- (a) Excludes 3 Florida branch locations recently purchased by M&I and 1 Gold Bank branch expected to open in January 2006.

Loan Mix M&I Gold Banc $B mix $M mix C & I $9.7 29% $620 20% Commercial Real Estate 8.7 27 1,129 37 Construction & Land Dev. 3.3 10 966 32 Consumer (incl. Home Eq) 6.6 20 64 2 Residential Real Estate 4.8 14 262 9 $33.1 100% $2,949 100% Data as of September 30, 2005 (period-end balances).

Demographic Consumer Comparison 2005 Population Growth HH Income Growth MSA Population 2000 - 05 2005 - 10 2000 - 05 2005 - 10 Kansas City 2.0M 7.1% 7.2% 21.1% 20.3% Milwaukee 1.5M 1.8 2.0 16.6 17.2 Minneapolis 3.2M 8.7 8.9 26.4 26.8 St. Louis 2.8M 4.2 5.0 19.4 19.1 Phoenix 3.8M 17.4 16.3 25.2 25.2 West Coast Florida 4.3M 13.3 13.7 19.5 22.1 (includes Tampa/St. Pete, Cape Coral/Ft Myers, Punta Gorda, Sarasota/Bradenton, & Naples/ Marco Island MSAs combined) Source: SNL Financial / ESRI.

Demographic Business Comparison Top 5 non-farm sectors Source: Bureau of Labor Statistics Kansas West Coast St. City Florida Milwaukee Minneapolis Louis Phoenix Trade, Transp., Utilities 21% 17% 18% 19% 19% 20% Manufacturing 9 5 16 12 11 7 Educational, Health Services 11 12 16 13 15 11 Professional, Business Serv. 13 25 13 14 14 16 Government 15 12 10 14 12 13 Top 5 percentage 69% 71% 73% 72% 71% 67% Industry sectors well aligned with past experiences

Demographic Business Comparison Number of companies based on employee count Source: SBA Kansas West Coast St. City Florida Milwaukee Minneapolis Louis Phoenix Less than 20 employees 32,750 79,663 26,456 60,573 45,099 51,941 Between 21- 500 employees 5,313 8,588 4,967 9,586 7,430 8,002 Over 500 Employees 1,861 4,194 1,463 2,145 1,999 2,433 Total companies 39,924 92,445 32,886 72,304 54,528 62,376 Strong business base with middle market focus

Competitor Comparison (in major MSA's) Kansas St. Sarasota/ City Milwaukee Minneapolis Louis Phoenix Bradenton M&I rank(a) 1st 5th 6th 5th Gold rank(a) 6th 6th Top competitors: #1 B of A US Bank Wells Fargo US Bank JPMorgan B of A #2 Commerce JPMorgan US Bank B of A B of A Wachovia #3 UMB Associated TCF Commerce Wells Fargo SunTrust (a) Based on June 30, 2005 FDIC branch deposit information Source: SNL Financial.

Expected Timeline Transaction announcement November 10 Customary regulatory approvals 3-4 months Shareholder meeting for Gold Banc First quarter, 2006 Transaction closing Second quarter, 2006 Systems integration Second quarter, 2006

Transaction multiples Comparables Gold Natl City 3 recent 15 U.S. Bank Allegiant FL dealsa dealsb Price to est. 2005 earningsc 21.0X 24.0X 31.8X 20.1X Price to est. 2006 earningsc 17.8X 19.1X 26.9X 18.3X Price to Book 260% 242% 373% 230% Price to Tangible Book 297% 337% 483% 325% 5th3rd only Premium to market (11/8/05) 24% 20% 41% 20% a. Fifth Third for First Nat'l (Naples), Whitney Holding for First Nat'l (Bradenton) and Commerce for Palm Beach Co.(all announced since 1/1/04). b. 15 bank deals announced since 1/1/04 with deal value between $250 mil and $1 bil. c. Gold Banc earnings based on street estimates as of 11/7/05.